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                                                                   Exhibit 23.12


                             PRICEWATERHOUSECOOPERS


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Ophir Holdings Ltd., we hereby consent to the incorporation of our report dated March 10, 2002 on the financial statements of Ophir Holdings Ltd. for the year ended December 31, 2001 included in this form 10-K, into Ampal-American Israel Corporation's previously filed Registration Statement File No. 333-61895 and No. 333-55970.


                                        Kesselman & Kesselman
                                  Certified Public Accountants (Isr)


March 21, 2002


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